UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 30, 2002

Guidant Corporation

(Exact name of registrant as specified in its charter)

Indiana	001-13388	35-1931722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Monument Circle, 29th Floor Indianapolis, Indiana		46204

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(317) 971-2000

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-2 Agreement and Plan of Merger
EX-99 Press Release dated July 30, 2002

ITEM 5. OTHER EVENTS

     On July 30, 2002, Guidant Corporation and Cook Group Incorporated announced the signing of an Agreement and Plan of Merger, dated as of July 30, 2002, a copy of which is attached as Exhibit 2 to this report. Guidant Corporation also issued a press release announcing the transaction, a copy of which is attached as Exhibit 99 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit No.	Description

2	Agreement and Plan of Merger, dated as of July 30, 2002, between Guidant Corporation, Diane Acquisition Corporation and Cook Group Incorporated (certain exhibits and schedules omitted).

The registrant hereby agrees to furnish supplementally to the Commission upon request a copy of any omitted exhibit or schedule contained in the Agreement.

99	Press release of Guidant Corporation, dated July 30, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUIDANT CORPORATION

Date: August 1, 2002	By	/s/ Debra F. Minott

Debra F. Minott Vice President, General Counsel and Secretary

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EXHIBIT INDEX

No.	Exhibit	Manner of Filing

2	Agreement and Plan of Merger, dated as of July 30, 2002, between Guidant Corporation, Diane Acquisition Corporation and Cook Group Incorporated	Filed Electronically

99	Press Release dated July 30, 2002.	Filed Electronically